SECURITY ULTRA FUND
FILE NO. 811-1316
CIK NO. 0000088676

(a) (i): The  registrant's  President  and  Treasurer  have  concluded  that the registrant's  disclosure controls and procedures (as defined in rule 30a-2 under the Investment  Company Act of 1940) are effective based on their  evaluation of these  disclosure  controls and procedures  within 90 days of the filing date of this report on Form N-SAR.

(a)  (ii):  There  were no  significant  changes  in the  registrant's  internal controls,  or in other factors that could  significantly  affect these  controls subsequent to the date of their  evaluation,  including any  corrective  actions with regard to significant deficiencies and material weaknesses.

(a) (iii): CERTIFICATIONS

[SBG LOGO] The Security Benefit
           Group of Companies
--------------------------------------------------------------------------------

I, James R. Schmank, certify that:

1.  I have reviewed this report on Form N-SAR of Security Ultra Fund;

2.  Based on my knowledge,  this report does not contain any untrue statement of a  material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge,  the financial  information  included in this report, and the financial  statements on which the financial  information  is based, fairly present in all material respects the financial condition,  results of operations,  changes  in net  assets,  and  cash  flows  (if  the  financial statements  are  required  to  include  a  statement  of cash  flows) of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure controls and procedures (as defined in rule 30a-2(c)  under the  Investment  Company Act) for the registrant and have:

    a)  designed such disclosure controls and procedures to ensure that material information  relating  to the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by  others  within  those  entities, particularly during the period in which this report is being prepared;

    b)  evaluated the effectiveness of the registrant's  disclosure controls and procedures  as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c)  presented in this report our conclusions  about the effectiveness of the disclosure  controls and  procedures  based on our  evaluation as of the
        Evaluation Date;

5.  The registrant's  other certifying  officers and I have disclosed,  based on our most  recent  evaluation,  to the  registrant's  auditors  and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

    a)  all  significant  deficiencies  in the design or  operation  of internal controls  which  could  adversely  affect  the  registrant's  ability to
        record,  process,   summarize,   and  report  financial  data  and  have
        identified  for the  registrant's  auditors any material  weaknesses  in internal controls; and

    b)  any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  registrant's  internal controls; and

6.  The  registrant's  other  certifying  officers and I have  indicated in this report whether or not there were significant changes in internal controls or
    in  other  factors  that  could   significantly   affect  internal  controls
    subsequent  to the  date  of  our  most  recent  evaluation,  including  any corrective  actions  with regard to  significant  deficiencies  and material weaknesses.

Date: 11/26/02
                                                  /s/ James R. Schmank
                                                  ------------------------------
                                                  President

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

[SBG LOGO] The Security Benefit
           Group of Companies
--------------------------------------------------------------------------------

I, Brenda M. Harwood, certify that:

1.  I have reviewed this report on Form N-SAR of Security Ultra Fund;

2.  Based on my knowledge,  this report does not contain any untrue statement of a  material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge,  the financial  information  included in this report, and the financial  statements on which the financial  information  is based, fairly present in all material respects the financial condition,  results of operations,  changes  in net  assets,  and  cash  flows  (if  the  financial statements  are  required  to  include  a  statement  of cash  flows) of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure controls and procedures (as defined in rule 30a-2(c)  under the  Investment  Company Act) for the registrant and have:

    a)  designed such disclosure controls and procedures to ensure that material information  relating  to the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by  others  within  those  entities, particularly during the period in which this report is being prepared;

    b)  evaluated the effectiveness of the registrant's  disclosure controls and procedures  as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c)  presented in this report our conclusions  about the effectiveness of the disclosure  controls and  procedures  based on our  evaluation as of the
        Evaluation Date;

5.  The registrant's  other certifying  officers and I have disclosed,  based on our most  recent  evaluation,  to the  registrant's  auditors  and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

    a)  all  significant  deficiencies  in the design or  operation  of internal controls  which  could  adversely  affect  the  registrant's  ability to
        record,  process,   summarize,   and  report  financial  data  and  have
        identified  for the  registrant's  auditors any material  weaknesses  in internal controls; and

    b)  any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  registrant's  internal controls; and

6.  The  registrant's  other  certifying  officers and I have  indicated in this report whether or not there were significant changes in internal controls or
    in  other  factors  that  could   significantly   affect  internal  controls
    subsequent  to the  date  of  our  most  recent  evaluation,  including  any corrective  actions  with regard to  significant  deficiencies  and material weaknesses.

Date: 11/26/02
                                                  /s/ Brenda M. Harwood
                                                  ------------------------------
                                                  Treasurer

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com